UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report: February 9, 2010
(Date of earliest event reported)

TEMPLE-INLAND INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 MoPac Expressway South, 3rd Floor
Austin, Texas 78746
(Address of Principal Executive Offices, including Zip code)

(512) 434-5800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

G	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
G	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
G	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
G	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 9, 2010, Temple-Inland Inc. issued a press release announcing the company’s earnings for the quarter and year ended January 2, 2010.  A copy of the press release is furnished as exhibit 99.1 of this report.

Item 7.01.	Regulation FD Disclosure.

On February 9, 2010, management of Temple-Inland Inc. participated in a conference call discussing the company’s earnings for the quarter and year ended January 2, 2010.  A copy of the presentation materials used in the call is furnished as exhibit 99.2 of this report.

In addition, attached as Exhibit 99.3 to this report is an updated version of Temple-Inland’s investor presentation, which may be used in presentations to investors from time to time.

The information in this report and the exhibits hereto shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press release issued by Temple-Inland Inc. on February 9, 2010, announcing the company’s earnings for the quarter and year ended January 2, 2010.

99.2	Presentation materials used by management of Temple-Inland Inc. in a conference call on February 9, 2010, discussing the company’s earnings for the quarter and year ended January 2, 2010.

99.3	Investor presentation materials.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: February 9, 2010	By:	/s/ Randall D. Levy
Name: Randall D. Levy
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description	Page
99.1	Press release issued by Temple-Inland Inc. on February 9, 2010, announcing the company’s earnings for the quarter and year ended January 2, 2010	4
99.2	Presentation materials used by management of Temple-Inland Inc. in a conference call on February 9, 2010, discussing the company’s earnings for the quarter and year ended January 2, 2010	13
99.3	Investor presentation materials	43

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